Exhibit 10. 17

House Lease Contract

Lessor (Party A): Cai Bingquan

House Information Coding Card:

Address: No. 503, Youth Press, Huangbei Road, Luohu District, Shenzhen City

Post Code:                  Telephone: 13425162680

Organization Code Certificate or Valid Documentation No. :[XXX]

Entrusted Agent:

Address:

Post Code:                  Telephone:

Organization Code Certificate or Valid Documentation No. :

Lessee (Party B): Moxian Technologies (Shenzhen) Co. , Ltd.

Address: Unit A9, Tower Building A, Union Square, Futian District, Shenzhen City

Post Code:                  Telephone: 13725570092

Organization Code Certificate or Valid ID No. :[XXX]

Entrusted agent:

Address:

Post Code:                  Telephone:

Organization Code Certificate or Valid ID No. :

Both parties sign this contract in accordance with Contract Law of the People's Republic of China, Urban Real Estate Management Law of the People's Republic of China, House Lease Regulations of Shenzhen Special Economic Zone and the rules for implementation, and Decision about Strengthening the House Lease Security Responsibility Made by the Standing Committee under Shenzhen People's Congress.

Article 1.  Party A will lease the premises A901, A902, A903, A905, A910,A911, A912, A913 (hereinafter referred to as leased premises), located in Tower Building A, Union Square, at the intersection of Binhe Road and Caitian Road, Futian District, Shenzhen City, to Party B.

Total area of the leased house is 1,625. 78 square meter.  The property owner or legitimate user is Shenzhen Zhongqian New Energy Development Co. , Ltd.

TOCReal estate ownership certificate No.  or the No.  of other valid certificate which may prove the real estate ownership (right to use):

Article 2.  The unit rent of the leased premises shall be calculated by RMB 100. 00 Yuan (Say: ONE HUNDRED YUAN ONLY) each square meter monthly, totaling RMB 162,578. 00 Yuan (Say: ONE HUNDRED AND SIXTY-TWO THOUSAND FIVE HUNDRED AND SEVENTY-EIGHT YUAN).

Article 3.  Party B shall, before Month Date Year, make down payment of RMB _____ (Say          Yuan Only).

Article 4.  Party B shall

☐ Before the 10th each month;

☐ Before the day     of the month     each quarter;

☐ Before the day     of the month     each half a year;

☐ Before the day     of the month     each year;

make rent payment for Party A; and Party A shall issue a tax invoice when collecting the rent.

(Both parties shall choose one from the four options above and tick it)

Article 5. Party B leases the premises from July 22, 2015 to June 16, 2018.

The time limit agreed herein shall not exceed approved land use term, or 20 years.  The exceeded part is invalid.

Article 6.  The Leased house shall be used for handling official business.

Party B shall not use the premises for other purposes without Party A's written permission.

Article 7. Party A shall hand over the leased premises to Party B prior to July 22, 2015, and go through all handover procedures.

In case Party A hands over the premises later than the date stipulated above, Party B may request to extend the term of contract; meanwhile, both parties shall confirm it with signatures and report it to the authority for registration of the contract.

Article 8. Both parties shall, at the time of handing over the leased premises, confirm the current conditions of the premises and auxiliary facilities, as well as auxiliary properties, and list them in attached sheets.

Article 9.  Party A, at the time of handing over the premises, may charge the rental deposit of 2-month rent amount (which shall not exceed 3-month rent amount), namely, RMB 325,156 Yuan (Say: THREE HUNDRED AND TWENTY-FIVE THOUSAND ONE HUNDRED AND FIFTY-SIX YUAN).

Party A shall issue a receipt for the charged rental deposit.

Party A shall return the rental deposit to Party B under the following conditions:

1.  Both parties won't renew the contract after expiry of tenancy.

2.  Within the lease term, Party B has paid off all property expenses related to the leased premises.

3.

☐ Only one of the conditions can be met.

☑All conditions can be met.

(Both parties shall choose one from the four options above and tick it)

The mode and date for the return of rental deposit: .

In one of the following cases, Party A may be allowed not to return the deposit:

1.  Within the lease term, Party B requests for termination of the contract ahead of the contract term.

2.  2. After expiry of tenancy, Party B hasn't paid off all property expenses related to the leased premises.

3.                                        .

Article 10. During the lease term, Party A is responsible for paying the land use fee and the tax or expenses incurred by house lease; and Party B is responsible for paying the utilities, cleaning fees, property management fee of the premises, and other fees incurred due to house lease.

Article 11. Party A shall ensure that the leased premises and their auxiliary facilities can meet relevant laws, regulations, or rules in safety.

Article 12. Party B shall reasonably use the leased premises and auxiliary facilities, and shall not engage in unlawful acts in the premises.  Party A shall not disturb or interfere Party B with normal and reasonable use of the leased premises.

Article 13. During the process of using the leased premises, in case there exists damage or fault that is likely to affect normal or safe use of the premises or auxiliary facilities not because of Party B, Party B shall timely inform Party A and take effective measures to prevent worsening of the fault.  Party A shall, within days after receiving the notice, maintain the premises or facilities or directly entrust Party B with the task of maintenance.  In case Party B has no way to notify Party A or Party A fails to maintain them within the stipulated time limit above, Party B may maintain them on behalf of Party A.

2

In special emergency cases when the premises or facilities have to be maintained immediately, Party B shall first maintain them and promptly notify Party A of relevant conditions.

In the two cases above, Party A shall bear the maintenance cost (including the maintenance cost paid by Party B or the reasonable fees incurred to prevent expansion of the fault).  In case more loss is caused for Party B fails to fulfill obligations above, or fails to promptly inform Party A or take effective measures, such maintenance cost shall be borne by Party B.

Article 14.  In case Party B's improper or unreasonable use leads to damages or faults of the leased premises or auxiliary facilities, Party B shall take charge of maintaining or compensate for them while informing Party A of them.

In case Party B alters internal structure of the premises, makes decoration, or arranges equipment which has effect on house structure, Party B shall gain Party A's prior written permission in the aspects of design size, range, process, and materials.  After expiry of tenancy or occurrence of surrender of tenancy for the reason of Party B, unless otherwise agreed by both parties, Party A has the right to select one of the following rights:

☑ Decoration for the premises shall be owned by Party A.

☐ Request Party B to restore the premises back into original shapes

☐ Charge for fees actually incurred due to restoration of house from Party B

(Both parties shall choose one from the three options above and tick it)

Article 15.

☐ Within the lease term, Party B may lease total or partial premises to others, and go through formalities about registration in the competent authority for house lease.  However, the term of sublease shall not exceed the lease term agreed herein;

☐ Within the lease term, Party B may, with Party A's written permission, handle formalities about registration in the competent authority for house lease.  However, the term of sublease shall not exceed the lease term agreed herein.

☐ Within the lease term, Party B shall not lease total or partial premises to others.

(Both parties shall choose one from the three options above and tick it)

Article 16. Within the contract duration, in case Party A requires to transfer total or partial property rights of the premises, Party A shall inform Party B in writing one month in advance.  Party B shall, within 15 working days after receiving the notice, reply to Party A, for Party B has the priority to purchase the premises under the same condition.

In case the leased premises are transferred to others, Party A has responsibility, at the time of signing the agreement of transfer, to notify the assignee to continue fulfilling this contract.

Article 17. Within the contract duration, this contract is allowed to be terminated or modified in any one of the following cases:

(1) This contract can't be fulfilled due to force majeure;

(2) The leased premises are required to be used, taken back or demolished by government;

(3) Both parties reach an agreement.

Article 18.  In any one of the following cases, Party A may, based on the loss caused,

☐1.  Request Party B to restore the premises back into their original shapes;

☐2.  Claim compensation of damage from Party B;

☐3.  Refuse to return the rental deposit;

☐4.  Request Party B to make payment of liquidated damage RMB _______ Yuan (Say: _________ Yuan Only).

(Both parties shall choose one of the four options through negotiation and tick it, but Option 3 shall not be chosen together with Option 4)

(1) Party B delays in paying rent for above 15 days (    months);

(2) Party B delays in paying fees likely to cause loss to Party A that amount to above RMB       Yuan;

(3) Party B makes use of the leased house to conduct illegal activities, posing damage to public benefit and others' benefit;

3

(4) Party B, at its own discretion, alters structure or uses of the leased premises;

(5) Party B violates Article 14 herein, failing to undertake maintenance responsibility or failing to pay maintenance cost.  This causes severe damage of the premises or facilities;

(6) Without Party A's written permission or approval of relevant departments, Party B makes decoration of the leased premises;

(7) Party B leases the premises to the third person without authorization.

In addition to investigation into Party B's liability for compensation or breach of contract, Party A has the right to, based on the condition above, modify or terminate the contract.  Once the notice of contract termination is delivered, Party A has the right apply for unilateral registration of dissolution of contract.

Article 19. In any one of the following cases, Party B may, based on the loss caused,

☐1.  Claim compensation of damage from Party A;

☐2.  Request Party A to return a double rental deposit;

☐3.  Party A makes payment of liquidated damage RMB ______ Yuan (Say: ______ Yuan Only).

(Both parties shall choose one of the three options through negotiation and tick it, but Option 2 shall not be chosen together with Option 3):

(1) Party A delays in handing over the leased house for more than 15 days (     months);

(2) Party A violates Article 11 herein, and safety of the leased house can't meet relevant laws, regulations, or rules;

(3) Party A violates Article 13 herein, failing to undertake maintenance responsibility or failing to pay maintenance cost;

(4) Without Party B's permission or approval of relevant departments, Party A reconstructs, extends, or decorates the leased premises;

(5) Party A unilaterally requests to terminate the contract in advance for no proper reason.

In addition to investigation into Party A's liability for compensation or breach of contract, Party B has the right to, based on the condition above, modify or terminate the contract.  Once the notice of contract termination is delivered, Party B has the right apply for unilateral registration of dissolution of contract.

Article 20. After termination of the contract, Party B shall, within 3 days, leaves and returned the leased premises, ensure the premises and auxiliary facilities are in a good condition (except those normal losses), pay off all expenses that shall be borne by Party B, and go through relevant handover formalities.

In case Party B fails to leave or return the leased premises within stipulated time limit, Party A has the right to, pursuant to the law or the contract, take back the premises, and charge Party B compensation damages equal to double rent for the overdue part.

Article 21. In case Party B needs to continue leasing the premises after expiry of tenancy herein, Party B shall raise the requirement 2 months before the date of tenancy expiry.  Under the same condition, Party B has the priority to rent the premises.

Both parties shall conclude a contract again once they reach agreement on renewal of lease, and they shall register in the competent house lease authority as well.

Article 22. Both parties shall sign A Letter of Responsibility for House Lease Safety Management in Shenzhen.  Party A shall supply a leased house which meets the standard and condition for safe use, without any potential safety hazard.  Leased premises shall be equipped with architectural and fire-fighting equipment, gas facility, electric power facility, entrances and exits, and passageways that can meet the management stipulations or criteria made by the municipal government for safe production, fire control, public security, and hygiene.  Party B shall use the leased premises in strict accordance with management stipulations or criteria made by functional government departments for safety, fire control, public security, environmental protection, and hygiene.  Party B has also the obligation to guarantee there's not any potential safety hazard in the use of the leased house.  Both parties shall conscientiously fulfill all provisions herein.  In case any party violates the contract, the party shall assume responsibility for breach of contract as agreed in the contract.

4

Article 23. Both parties may make separate agreement on unsettled issues in attached sheets; contents in the attached sheets shall be one part of this contract, and they have the same legal effect with the contract upon both parties' signatures and stamps.

In case both parties reach agreement on modification of this contract within the lease term, they must, within 10 days after signature of the modification agreement, register in the competent house lease authority.

Article 24. Any dispute arising out of the contract shall be solved through negotiation; in case it can't be solved through negotiation, both parties may apply to the competent house lease authority for mediation or apply to:

☐ Shenzhen Court of International Arbitration for arbitration;

☐ Apply for arbitration to Shenzhen Arbitration Committee;

☐ File a lawsuit to the local people's court.

(Both parties may choose one from the three options above and tick it)

Article 25. Both parties agree that the addresses below are the ones for delivery of notices or documents;

Party A's Address for delivery:No.  503, Youth Press, No.  54 of Huangbeiling Road, Luohu District, Shenzhen City

Party B's Address for delivery: Unit 09, Building 09,Union Square, Futian District, Shenzhen City

In case of no addresses above agreed, both parties shall deem the address as the one for service when the contract is signed.

The address for service will be always effective without written modification notice.  When one party sends a notice or document to the address for service, it will be deemed as the notice or document has been delivered.  In case the document, which is sent with the address above, is returned by Postal Sector, the date of return will be deemed as date of delivery.

Article 26. This contract will come into effect upon signature.

Both parties shall, within 10 days upon signature of the contract, register in the competent house lease authority.

Article 27. The Chinese version of the contract will prevail.

Article 28.  This contract is in three copies, with each party to hold one and the contract registration authority to hold one.

Party A (signature and stamp):

Legal Representative:

Telephone:

Bank account:

Entrusted agent (signature and stamp): July 22, 2015

Party B (signature and stamp): Moxian Technologies (Shenzhen) Co. , Ltd.

Legal Representative:

Telephone:

Bank account:

Entrusted agent (signature and stamp): July 22, 2015

5

Special Tips

1.  Before signing the contract, both parties shall carefully read the contract, and they may add or delete, select, supplement, or modify contents of the contract through negotiation.  After signing the contract, the contents not modified or filled by both parties (confirmed and signed by both parties) shall be deemed as the contents agreed herein.  Selected, supplemented, filled, or modified contents in handwriting herein shall take the priority.

2.  Before signing the contract, the Lessor shall show the Lessee the real estate ownership certificate or other effective certificates which may prove that the lessor has the ownership or may prove the lessor's identity or show the Lessee certification for legal qualification.  In case the leased premises are entrusted to others, a power of attorney is required; in case the leased premises are owned by several persons, a certificate and a power of attorney shall be provided to prove that all owners agree to lease the premises; and the Lessee shall show the Lessor identification or legal qualification certification.

3.  Both parties herein shall sign and fulfill the contract according to law, and shall not violate relevant procedures or engage in illegal activities.

4.  This contract will be binding to both parties upon signatures.  Both parties shall fulfill own liabilities as agreed, and shall not dissolve or modify the contract without authorization or agreement.

5.  Any blank in the contract shall be filled in by the party involved with a writing brush, or a pen, or a sign pen in carbon black ink or blue-black ink for signature or stamped for confirmation.

6.  Any blank (underlined) in the contract text may be used for both parties to discuss; and some clauses are used for both parties to choose (marked as the sign '☐').

7.  After signing the contract, both parties shall promptly handle registration in the competent lease house authority.

8.  Both parties may, as required, decide on the number of contract copies, and check it carefully when signing the contract to ensure that contents of each copy are the same; in any case, both parties shall respectively hold at least one original of the contract.

9.  In case of any major modification, contract dissolution or loss, the party involved shall go through relevant formalities in the original registration authority.

10.  Both parties may make discussion about how to deal with the residual articles in the leased premises after expiry of tenancy and dissolution of contract, and make a list in the attached sheet.

11.  In Article 6 herein — 'use of the leased premises', the following five options may be chosen: business, official business, factory house, warehouse, or comprehensive use.

This Letter of Responsibility is written in accordance with relevant laws and regulations to carry out Decision about Strengthening the House Lease Security Responsibility Made by the Standing Committee under Shenzhen People's Congress, further ascertain house lease safety responsibility, strengthen leased house safety management, and safeguard common people's life and property safety.

I.  The lessors and lessees, in possession of the premises for production and operation use (including various types of commodity market and show cases), office occupancy, dwelling, and other premises in administrative region of the city, can be deemed as the person for safety responsibility of the leased premises.

II.  Lessors shall lease a house with a real estate ownership certificate or other supporting documents stipulated by the municipal government.  In case a house is entrusted to other person for safekeeping, the owner shall a written assignment agreement with the trustee on own safety responsibilities.  Sub-lessors, other persons actually renting a house, and the person who leases his or her house, shall assume the lessor's safety responsibilities.

III.  Lessors shall ensure that buildings to be leased and their entrances and exits, passageways, fire-fighting, gas, and electric power equipment meet relevant laws and regulations as well as safety criteria made by relevant administrative sectors.  Additionally, lessors shall gain relevant permits or approval documents in cases the permits or documents are required in accordance with laws and regulations before house lease.

6

IV.  In case lessees use the leased house for production and operating activities, lessors shall request the lessees to, before operation, show relevant certifications regarding fire-fighting formalities, industrial and commercial business license or permits.

V.  Lessors shall check the safety of the leased house at least once a quarter and make a good written statement, which shall be signed by lessees.  In case lessors can't check the house in person for some objective reason, other person shall be entrusted to do it.

VI.  In case lessors find out any potential safety hazard in the house or the house changed by lessees without authorization, the lessors shall report it to the comprehensive house lease management institution or other administrative departments.

VII.  Lessees shall, in accordance with laws, regulations, and house lease contract, safely use the house, and shall not change house structure or use without authorization.  In case lessees find out any potential safety hazard in the leased house, the lessees shall immediately inform lessors and report it to the comprehensive house lease management institution or other administrative departments.

VIII.  Lessees shall not change the use of leased house without authorization.  In case lessees carry out operational activities in the leased house such as hotel industry, catering, entertainment, Internet bars, or workshops, relevant provisions must be met;

It is prohibited to use the leased house for any illegal criminal activity such as gamble, drug taking and trafficking, prostitution and whoring, making and (or vending) traffic in pornographic stuff, forging certificates, printing illegal publications, producing and selling fake and shoddy goods, sheltering criminals, or sheltering and selling stolen goods.

It is also prohibited to use the leased house for any illegal activity such as pyramid selling, or converted pyramid selling, unlicensed business activity, opening a clinic without a license, illegally practicing medicine, and illegal renewable resources recovery.

Moreover, it is prohibited to use the leased house to carry out fraud activity such as employment introduction, matchmaking service, training, or real estate agency without license; meanwhile, it is prohibited to use the leased house to manufacture, store, or operate hazardous materials that are flammable, combustible, poisonous, or radioactive.

IX.  Both parties shall assist the comprehensive house lease management institutions and cooperate with them for safety inspection and management of the leased house, and accurately provide relevant documents and information.

X.  In case lessors or lessees fail to fulfill safety responsibility according to law and this causes personal injury and property loss, victims may request the lessors or lessees to assume corresponding compensation liability pursuant to the law.

Lessor: (signature and stamp)

Lessee: (signature and stamp) Moxian Technologies (Shenzhen) Co. , Ltd.

Trustee and managerial person: (signature and stamp)

Telephone:

Telephone

Month       Date        Year

7